Praxis Growth Index Fund Class A Shares (MGNDX) and Class I Shares (MMDEX) Summary Prospectus April 30, 2016

Before you invest, you may want to review the Praxis Growth Index Fund’s prospectus, which contains more information about the Fund and its risks. The current statutory prospectus and statement of additional information dated April 30, 2016, are incorporated by reference into this Summary Prospectus. You can find the Fund’s prospectus and other information about the Fund online at www.praxismutualfunds.com. You can also get this information at no cost by calling 800-977-2947 or by sending an e-mail request to info@everence.com.

Investment Objective

The Growth Index Fund seeks capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Praxis Mutual Funds. More information about these and other discounts is available from your financial professional and in the section titled “Sales Charge Reductions” on page 56 of the Fund’s prospectus.

Shareholder Fees	Class A	Class I
(fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.25%	None
Redemption fee (as a percentage of amount redeemed, if applicable)	2.00%	2.00%

	Class A	Class I
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.30%	0.30%
Distribution and Service (12b-1) fees	0.25%	None
Other Expenses[1]	0.29%	0.14%
Total Annual Fund Operating Expenses	0.84%	0.44%

1 Includes indirect expenses of securities of other mutual funds held by the Fund, if any.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5 percent return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$606	$779	$966	$1,508
Class I	$45	$141	$246	$555

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 18.68 percent of the average value of its portfolio.

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Praxis Growth Index Fund

Principal Investment Strategies

The Fund invests primarily in U.S. equity securities and seeks to reflect the performance of the U.S. large capitalization growth equities market, as measured by the S & P 5002 Growth Index. Under normal circumstances, the Fund invests at least 80 percent of the value of its assets in securities of, and investments related to, issuers in the Fund’s benchmark index. The Fund seeks to avoid companies that are deemed inconsistent with the stewardship investing core values. In addition, the Adviser uses optimization techniques to select securities according to their contribution to the Fund’s overall objective and to seek to replicate the characteristics of the index.

Stewardship Investing

The Fund also analyzes potential investments for their ability to reflect certain core social values including:

•	Respecting the dignity and value of all people

•	Building a world at peace and free from violence

•	Demonstrating a concern for justice in a global society

•	Exhibiting responsible management practices

•	Supporting and involving communities

•	Practicing environmental stewardship

Principal Investment Risks

The Fund is subject to market risk, which means the value of the Fund’s shares will fluctuate based on market conditions and shareholders could lose money. The value of the Fund’s shares could decline significantly and unexpectedly, based on many factors, including national and international political or economic conditions and general market conditions. Events in the financial markets and in the broader economy may cause uncertainty and volatility, and may adversely affect Fund performance. Events in one market may impact other markets. Future events may impact the Fund in unforeseen ways. Traditionally liquid investments may experience periods of diminished liquidity. The Fund could underperform other investments. Some of the Fund’s holdings may underperform its other holdings. The Fund is also subject to investment style risk, which is the chance that returns from large capitalization growth stocks will trail returns from other asset classes or the overall stock market. Growth stocks tend to go through cycles of doing better — or worse — than the stock market in general. In the past, these cycles have occasionally persisted for multiple years.

Because the Fund is designed to track the performance of an index, securities may be purchased, retained or sold at times when a more actively managed fund would not do so. If the value of securities that are heavily weighted in the index change, you can expect a greater risk of loss than if the Fund had a lower weighting to those securities. In addition, the Fund does not hold all securities in the index and the performance of the Fund may vary substantially from the performance of the index due to imperfect correlation between the Fund’s holdings and the index. This is also known as tracking error. Application of screens may contribute to tracking error.

FUND PERFORMANCE

The bar chart and table that follow provide some indication of the risk of an investment in the Fund. The bar chart shows how the performance of the Class A shares has varied from year to year since its inception. The returns in the bar chart do not reflect any applicable sales charges. If sales charges were included, returns would be lower than those shown, as reflected in the table. The table shows how the Fund’s average annual total returns for different periods compared to those of a broad-based securities market index.

Please note that the Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your Fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, the after-tax returns are not relevant.

[1]	“S&P 500” is a registered service mark of Standard & Poor’s Corporation, which does not sponsor and is in no way affiliated with the Fund

Praxis Growth Index Fund

Class A — Annual Total Return Chart For the Periods Ended December 31, 2015

Best Quarter	Quarter Ended March 31, 2012	15.66%
Worst Quarter	Quarter Ended December 31, 2008	(23.52)%

Average Annual Total Returns
For the Periods Ended December 31, 2015 (with maximum sales charge)	Class A	1 Year	5 Year	Since Inception (May 1, 2007)
Return Before Taxes		(1.76)%	11.86%	6.58%
Return After Taxes on Distributions		(2.04)%	11.71%	6.49%
Return After Taxes on Distributions and Sale of Fund Shares		(0.77)%	9.47%	5.27%
Standard & Poor’s 500 Growth Index
(reflects no deduction for fees, expenses or taxes)		5.51%	14.05%	8.19%

Average Annual Total Returns				Since Inception
For the Periods Ended December 31, 2015	Class I	1 Year	5 Year	(May 1, 2007)
Return Before Taxes		4.10%	13.65%	7.69%
Standard & Poor’s 500 Growth Index
(reflects no deductions for fees, expenses or taxes)		5.51%	14.05%	8.19%

FUND MANAGEMENT

Investment Adviser

Everence Capital Management, Inc. serves as the investment adviser to the Fund.

Portfolio Manager

Dale Snyder, CFA®, has served as the portfolio manager of the Fund since June 17, 2013.

PURCHASE OF FUND SHARES

You can buy, sell (redeem) or exchange shares of the Fund, either through a financial professional or directly from the Fund, on any day that the NYSE is open. The share price is based on the Fund’s net asset value, determined after receipt of your request in good order.

Minimum Investments Per Fund

Class A

Account Type	Initial	Subsequent
Non-Retirement	$2,500	$100
Retirement	$2,500	$100

Praxis Growth Index Fund

The initial investment minimum requirements will be waived:

1) If you establish an automatic investment plan equal to the subsequent investment minimum;

2) If you are contributing to a 403(b), SEP-IRA and SIMPLE IRA accounts.

An annual fee of $25 will be assessed in July to each of your Praxis Fund accounts that falls below $5,000 for any reason, including market fluctuation. Certain exceptions may apply. See page 53 for more information.

The initial investment minimum for Class I shares generally is $100,000. There is no minimum requirement for subsequent investments in Fund Class I shares. The Fund may waive investment minimums for certain investors.

INVESTING IN THE FUNDS

PURCHASE AND SALE OF FUND SHARES

Shares of the Funds have not been registered for sale outside of the United States and are not intended to be marketed or sold to investors domiciled outside of the United States, even if the investors are citizens or lawful permanent residents of the United States. Investors domiciled outside the United States are not eligible to purchase Fund shares.

Purchasing Fund Shares. You generally may buy and sell shares on any day the New York Stock Exchange (“NYSE”) is open (a “Business Day”).

Selling Fund Shares. In general, you may redeem shares on any Business Day:

•	Through your financial intermediary;

•	By writing to Praxis Mutual Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701;

•	Via overnight service Praxis Mutual Funds, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202;

•	Via wire transfer, if you have elected that option on your application, by calling (800) 977-2947; or

•	Via the Systematic Withdrawal Plan, if you have elected this option.

TAX INFORMATION

The Funds intend to make distributions that may be taxed as either ordinary income or capital gains except when you hold your Fund shares through a tax-deferred arrangement, such as an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawals made from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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